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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): September 30, 1998
                                                        -------------------



                   COMPASS INTERNATIONAL SERVICES CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                     000-23217               22-3540815
-------------------------------       --------------        -------------------
  (State or Other Jurisdiction          (Commission            (IRS Employer
        of incorporation)               File Number)         Identification No.



      One Penn Plaza, Suite 4430, New York, New York                10119
      ----------------------------------------------                -----
         (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (212) 967-7770
                                                           --------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Pursuant to a Stock Purchase Agreement, dated as of September 30, 1998 (the "Purchase Agreement"), Compass Receivables Management Corporation ("CRMC"), a Delaware corporation and a wholly-owned subsidiary of the Registrant, acquired all of the outstanding common stock of Professional American Collections, Inc., an Illinois corporation ("PAC"), from trusts (the "Selling Stockholders") established by Messrs. Steven McCormick, David McCormick and Mark McCormick (the "Principals"). In consideration for the shares of PAC, the Selling Stockholders received $10,425,000 in cash, 659,154 unregistered shares of common stock of the Registrant and notes of the Registrant in the aggregate principal amount of $5,850,000. CRMC also agreed to contribute $1,275,000 to PAC in respect of a bonus paid by PAC to Mr. John McCormick. The Purchase Agreement provides that contingent consideration, in the form of unregistered shares of common stock of the Registrant, may be payable by the Registrant in calendar 1999 and 2000 based on PAC attaining certain earnings levels during calendar 1998 and 1999. The purchase price agreed upon by the Registrant and Principals was the result of arms-length negotiations. The cash paid pursuant to the Purchase Agreement was borrowed under the Registrant's existing revolving credit facility.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a)       Financial Statements.

                  As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

         b)       Pro Forma Financial Information.

                  As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial statements required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial statements shall be filed by amendment as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

         c)       Exhibits.

                  2.1 Stock Purchase Agreement dated as of September 30, 1998, among the Registrant, Compass Receivables Management Corporation and the Principals named therein. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

                  4.1 Promissory Note, dated September 30, 1998, issued by the Registrant to the Steven B. McCormick Trust in the principal amount of $1,950,000.

                  4.2 Promissory Note, dated September 30, 1998, issued by the Registrant to the David P. McCormick Trust in the principal amount of $1,950,000.

                  4.3 Promissory Note, dated September 30, 1998, issued by the Registrant to the Mark E. McCormick Trust in the principal amount of $1,950,000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPASS INTERNATIONAL SERVICES
                                              CORPORATION


Dated:  October 15, 1998                    By:    /s/ MICHAEL J. CUNNINGHAM
                                                   -----------------------------
                                                   Michael J. Cunningham
                                                   Chief Executive Officer



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                                  Exhibit Index
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
                                                                                                               Sequentially
                                                                                                                 Numbered
   Exhibit #                                               Item                                                   Pages
-----------------        -------------------------------------------------------------------------        ----------------------
           2.1             Stock Purchase Agreement dated as of September 30,
                           1998, among the Registrant, Compass Receivables
                           Management Corporation and the Principals named
                           therein.  Registrant agrees to furnish supplementally to
                           the Commission, upon request, a copy of any omitted
                           schedule.

           4.1 Promissory Note, dated September 30, 1998, issued by the Registrant to the Steven B. McCormick Trust in the principal amount of $1,950,000.

           4.2 Promissory Note, dated September 30, 1998, issued by the Registrant to the David P. McCormick Trust in the principal amount of $1,950,000.

           4.3 Promissory Note, dated September 30, 1998, issued by the Registrant to the Mark E. McCormick Trust in the principal amount of $1,950,000.


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